SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    ---------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 26, 2001



                     WILSHIRE FINANCIAL SERVICES GROUP INC.
             (Exact name of registrant as specified in its charter)


                DELAWARE              0-21845              93-1223879
     (State or other jurisdiction   (Commission           (IRS Employer
           of incorporation)        File Number)       Identification No.)

                       1776 SW Madison, Portland, OR 97205
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (503) 223-5600





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Item 5.           Other Events

         On March 23, 2001, Wilshire Financial Services Group Inc. (the "Company") announced that its annual stockholders meeting will be held at 10:00 a.m. on Tuesday, May 22, 2001, at the offices of Irell & Manella, 1800 Avenue of the Stars, Suite 900, Century City, California 90067. The record date for determining the shareholders entitled to attend and vote at the meeting will be announced by the Company at a subsequent date.

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits.

                  99.      Press release dated March 23, 2001.


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                                                               SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: March 26, 2001                      WILSHIRE FINANCIAL SERVICES GROUP INC.
                                          --------------------------------------
                                          Registrant

                                          /s/ Stephen P. Glennon
                                          --------------------------------------
                                          Stephen P. Glennon
                                          CHIEF EXECUTIVE OFFICER


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                        INDEX TO SCHEDULES AND EXHIBITS

Exhibit Number             Description

99       Press Release dated March 23, 2001


           WILSHIRE FINANCIAL SERVICES GROUP SETS ANNUAL MEETING DATE

Portland, Oregon (Business Wire) - March 23, 2001 - Wilshire Financial Services Group Inc. (OTCBB:WFSG-news) today announced that it will hold its annual meeting at 10:00 a.m. on May 22, 2001 at the offices of Irell & Manella, 1800 Avenue of the Stars, Suite 900, Century City, CA 90067. In a subsequent press release, the Company will announce the record date for determining those stockholders who will be entitled to attend and vote at the meeting.

Wilshire Financial Services Group Inc., headquartered in Portland, is a diversified financial services company which conducts business in three primary areas:

First Bank of Beverly Hills, FSB, a federally chartered savings bank regulated by the Office of Thrift Supervision with approximately $647 million of total assets and $435 million of deposits. First Bank offers retail and wholesale banking, merchant bankcard processing, and, through its subsidiary George Elkins Mortgage Banking L.P., originates commercial loans.

Wilshire Credit Corporation, a Standard and Poor's and Fitch IBCA-rated national servicing organization and recognized leader in servicing labor-intensive performing, sub-prime, sub-performing, non-performing and high LTV residential and commercial mortgages.

Wilshire Funding Corporation, which acquires residential and commercial loan pool servicing rights and, to a lesser extent, whole loan portfolios, where Wilshire Credit Corporation acts as servicer.

For further information, please see our web site (www.wfsg.com) for our Annual 10-K Report and related communications (available on or before March 31, 2001) and for the date and time of our shareholder conference call, which we anticipate to schedule during the second week of April, 2001.

Contact Information:

Wilshire Financial Services Group Inc.
Bruce Weinstein
Chief Financial Officer
503-525-7213